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                                                                    EXHIBIT 10.1


                               CVB FINANCIAL CORP.
                           2000 STOCK OPTION AGREEMENT
                             EMPLOYEES AND DIRECTORS

         This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between CVB Financial Corp, a California corporation (the "Company"), and the person named below ("Optionee").

         WHEREAS, Optionee is a full or part-time employee of the Company or any of its Subsidiaries or a non-employee director of the Company or any of its Subsidiaries (which non-employee director relationship constitutes a business relationship with the Company and/or its Subsidiaries for purposes of this Agreement); and

         WHEREAS, pursuant to the Company's 2000 Stock Option Plan (the "Plan"), the Compensation Committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Optionee of an option to purchase shares of the Company's common stock, (the "Common Stock"), on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Optionee, and Optionee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 p.m. on the Expiration Date indicated below or as earlier provided in this Agreement and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the option shall become exercisable to purchase, and shall vest with respect to, the number of the Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

         OPTIONEE:

         DATE OF GRANT:

         NUMBER OF SHARES PURCHASABLE

              ("OPTION SHARES"):

         EXERCISE PRICE PER SHARE:

         EXPIRATION DATE:

         ANNUAL VESTING RATE:

         TYPE OF OPTION

              (INCENTIVE OR NONSTATUTORY)



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         2. Acceleration and Termination of Option

               (a) Termination of Employment.

                   (i) Retirement. If Optionee's service as an Employee ("Employment") (or other business relationship) with the Company or any of its Subsidiaries is terminated by reason of Optionee's retirement with the approval of the Committee or in accordance with the Company's or Subsidiary's then current retirement policy ("Retirement"), then Optionee's Option may thereafter be exercised, to the extent it was exercisable on the date of such termination, until (i) in the case of Nonstatutory Stock Option, 12 months from the date of such termination of Employment, or (ii) in the case of an Incentive Stock Option, three months from the date of such termination of Employment. In either case, the Option may not be exercised after the Expiration Date indicated above.

                   (ii) Death. If Optionee's Employment by (or other business relationship with) the Company or any of its Subsidiaries is terminated by reason of the death of Optionee, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable by the Optionee on the date of the Optionee's death, by the legal representative of the Optionee's estate or by any other person who acquires the right to exercise the Option by reason of such death under the Optionee's will or the laws of intestate succession, until the earlier of 12 months from the date of death and the Expiration Date.

                   (iii) Disability. If Optionee's Employment by (or other business relationship with) the Company or any of its Subsidiaries is terminated by reason of Optionee's Disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable on the date of such termination, until the earlier of 12 months from the date of such termination of Employment (or other business relationship) and the Expiration Date. The Committee shall have sole authority and discretion to determine whether Optionee's Employment (or other business relationship) has been terminated by reason of Disability.

                   (iv) Termination for Cause. If Optionee's Employment by (or other business relationship with) the Company or any of its Subsidiaries is terminated for Cause, as hereinafter defined, any Option held by such Optionee, including any Option that is exercisable at the time of such termination, shall immediately terminate and be of no further force and effect. "Cause" shall mean the occurrence of one or more of the following: (i) Optionee is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any of its Subsidiaries, as determined by the Board of Directors of the Company ("Board") in good faith in its sole discretion, (ii) Optionee engages in a fraudulent act to the material damage or prejudice of the Company or any of its Subsidiaries or in conduct or activities materially damaging to the property, business or reputation of the Company or any of its Subsidiaries, all as determined by the Board in good faith in its sole discretion, (iii) any material act or omission by Optionee involving malfeasance or negligence in the performance of Optionee's duties to the Company or any of its Subsidiaries to the material detriment of the Company or any of its Subsidiaries, as determined by the Board in good faith in its sole discretion, which has not been


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corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of any such act or omission, (iv) failure by Optionee to comply in any material respect with the terms of his employment agreement, if any, or any written policies or directives of the Board as determined by the Board in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Board within 30 days after written notice from the Company of such failure, or (v) material breach by Optionee of any other agreement with the Company, as determined by the Board in good faith in its sole discretion.

                   (v) Other Termination. If Optionee's Employment by (or other business relationship with) the Company or any of its Subsidiaries is terminated for any reason other than Retirement, death, Disability or Cause, then any Option held by Optionee may thereafter be exercised, to the extent it was exercisable on the date of such termination, until the earlier of 90 days from the date of termination of Employment (or other business relationship) and the Expiration Date.

                   (vi) Transfer, Leave of Absence. For purposes of the Plan, the following events shall not be deemed a termination of Employment:

                       (A) a transfer to the Employment of the Company from any of its Subsidiaries or from the Company to any of its Subsidiaries, or from one Subsidiary to another; or

                       (B) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

               (b) Death Following Termination of Employment. Notwithstanding anything to the contrary contained in this Agreement, if Optionee shall die at any time after the termination of his or her Employment (or business relationship) with the Company and prior to the Expiration Date of the Option, then the remaining vested portion, if any, of the Option, as of the date of termination of Employment shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

               (c) Other Events Causing Acceleration of Option. The Committee, in its sole discretion, may at any time accelerate the exercisability of all or any portion of any Option for any reason.

               (d) Mergers, etc. Not less than fifteen (15) days, or such shorter period of time as the Administrator shall determine, prior to (i) the dissolution or liquidation of the Company, (ii) a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of all or substantially all the assets of the Company to another person, or (iii) a reverse merger in which the Company is the surviving corporation but (a) the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property or (b) the voting securities of the Company outstanding immediately prior to such event represent less than fifty percent (50%) of the total voting power represented by the voting



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securities of the Company surviving such event (a "Terminating Event") (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Stock Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees), the Administrator shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any option granted prior to the Terminating Event shall be, notwithstanding the provisions of Section 2 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the consummation of the Terminating Event, the Plan and any option or portion thereof not exercised shall terminate unless provision is made in connection with the Terminating Event for assumption of the Plan and/or the options theretofore granted, or substitution for such options of new options covering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of such successor corporation or parent or subsidiary corporation, with appropriate adjustments as to number and kind of shares and prices.

         3. Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, separation, any partial or complete liquidation, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transactions shall provide otherwise or such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option and the Exercise Price per share specified herein; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option. No fractional shares of Common Stock shall be issued under the Plan and this Agreement resulting from any such adjustment, but the Board in its discretion may make a cash payment in lieu of fractional shares.

         4. Exercise. The Option shall be exercisable during Optionee's lifetime only by Optionee or by his or her guardian or legal representative, and after Optionee's death only by the person or entity entitled to do so under Optionee's last will and testament or applicable intestate law. Options may be exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Payment of the purchase price shall be made in full concurrently with such exercise by (i) cash or certified check payable to the Company, (ii) if the Company is not then prohibited from purchasing or acquiring shares of Common Stock, with shares of Common Stock that have been held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, delivered in lieu of cash and valued at their Fair Market Value on the date of exercise; (c) through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (the "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so


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purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (d) any combination of the foregoing. The delivery of certificates representing the shares of Common Stock to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option or applicable provisions of laws.

         5. Annual Limit on Incentive Stock Options. Section 422 of the Code requires for "incentive stock option" treatment that the aggregate fair market value, as defined hereinafter, of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or any of its Subsidiaries become exercisable for the first time by a Optionee during any calendar year shall not exceed $100,000. To the extent that any Option exceeds this limit, it shall constitute a Nonstatutory Stock Option. In the event the $100,000 limit is exceeded, the Optionee may designate in writing to the Committee whether Optionee is exercising the Incentive Stock Option portion or the Nonstatutory Stock Option portion. In the absence of such written designation, the Incentive Stock Option portion shall be deemed exercised first to the extent thereof. "Fair Market Value" shall mean the market price of the Common Stock on the applicable date, determined by the Committee in good faith using any reasonable method.

         6. Payment of Withholding Taxes.

               (a) The Company will assess its requirements regarding federal, state and local income taxes, FICA taxes, and other applicable taxes ("Tax Items") in connection with the Option. These requirements may change from time to time as laws or interpretations change. The Company will withhold Tax Items as required by law. Regardless of the Company's actions in this regard, Optionee acknowledges and agrees that the ultimate liability for Tax Items is Optionee's responsibility. Optionee acknowledges and agrees that the Company:

                   (i) makes no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Option, including the subsequent sale of shares of Common Stock acquired under the Plan; and

                   (ii) does not commit to structure the terms of the Option or any aspect of the Option to reduce or eliminate Optionee's liability for Tax Items.

               (b) Notwithstanding any contrary provision of this Agreement, no certificate representing the shares of Common Stock or book-entry shares will be issued on behalf of the Optionee unless and until satisfactory arrangements (as determined by the Committee) have been made by Optionee with respect to the payment of Tax Items which the Company determines must be withheld with respect to such shares of Common Stock so issuable. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit Optionee to satisfy such tax withholding obligation, in whole or in part (without limitation) by one or more of the following: (a) paying cash, (b) delivering to the Company already vested and owned shares of Stock having an aggregate Fair Market Value (as of the date the withholding is effected) equal to the amount required to be withheld, or (c) by authorizing the



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Company hold back a number of shares of Stock otherwise deliverable to Optionee through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) having an aggregate Fair Market Value (as of the date the withholding is effected) equal to the amount required to be withheld.

         7. Tax Consequences. Optionee shall rely solely on his or her own tax advisors concerning the Option and its tax consequences.

         8. Notices. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 701 North Haven Avenue, Ontario, California, 91764, Attention: President, or to Optionee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

         9. Notice of Disqualifying Disposition of Incentive Stock Option Shares. To the extent this Option is an Incentive Stock Option, if Optionee sells or otherwise disposes of any of the Option Shares acquired pursuant to the Incentive Stock Option on or before the later of (a) the date two years after the Date of Grant, and (b) the date one year after transfer of such Shares to Optionee upon exercise of this Option, then Optionee shall immediately notify the Company in writing of such disposition.

         10. Compliance with Other Laws and Regulations. Notwithstanding anything to the contrary in this Agreement, the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required including the rules and regulations of the Securities and Exchange Commission and the rules of any exchange or any quotation system on which the Company's Common Stock may then be listed. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law or issuance of any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         11. Limited Liability for the Non-Issuance of Shares. The Company and any of its Subsidiaries or affiliates which is in existence or hereafter comes into existence shall not be liable to Optionee or other persons as to the non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder.

         12. Nontransferability. No Option shall be transferable by Optionee otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the Optionee's lifetime, only by Optionee, provided, however, Nonstatutory Stock Options may be transferred to any inter vivos trust, which shall agree in writing to be bound by the terms of this Agreement and the Plan, established for estate planning purposes for the sole and exclusive



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benefit of such owner, one or more members of such owner's family that are related to such owner by blood (which members shall include, without limitation, the spouse, adopted children, and stepchildren of such owner) and/or any other lineal descendants of such owner and in which such owner is a trustee thereof.

         13. Plan.

               (a) Amendments, Terms and Conditions. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or of any of Optionee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Optionee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Optionee or any other person or entity then entitled to exercise the Option.

               (b) Capitalized Terms. Capitalized terms not otherwise defined herein shall have the meaning assigned to these terms in the Plan.

               (c) Conflict with Plan. This Option is granted pursuant to the Plan, the provisions of which are incorporated into this Agreement by reference, and, in the event any conflict between this Agreement and the Plan exists, the terms of the Plan shall govern.

         14. Amendments and Termination. The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Option (or provide substitute Options at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Option if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Option without the holder's consent. If and to the extent determined by the Committee to be required to ensure that Incentive Stock Options granted under the Plan are qualified under
Section 422 of the Code, Plan amendments shall be subject to approval by the Company's shareholders entitled to vote at a meeting of shareholders.

         15. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement. With respect to the portion of any Option which has not been exercised and any payments in cash, Common Stock or other consideration not received by Optionee, Optionee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Option or Options. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Common Stock or make payments with respect to Options



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hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

         16. Employment or Contract Rights. No provision of this Agreement or of the Option granted hereunder shall (i) confer upon Optionee any right to continue in the employ of or contract with the Company or any of its Subsidiaries, (ii) affect the right of the Company and any of its Subsidiaries to terminate the Employment or contract of Optionee, with or without cause, or
(iii) confer upon Optionee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its Subsidiaries other than the Plan. OPTIONEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND ANY OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OR CONTRACT OF OPTIONEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS OPTIONEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

         17. No Acquired Rights. Optionee agrees and acknowledges that:

               (a) the grant of this Option under the Plan is voluntary and occasional and does not create any contractual or other right to receive future grants of any Options or benefits in lieu of any Options, even if Options have been granted repeatedly in the past and regardless of any reasonable notice period mandated under local law;

               (b) the value of this Option is an extraordinary item of compensation which is outside the scope of the Optionee's employment contract, if any;

               (c) this Option is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension, retirement benefits, or similar payments;

               (d) the future value of the shares of Common Stock awarded under the Plan is unknown and cannot be predicted with certainty; and

               (e) no claim or entitlement to compensation or damages arises from the termination of this Option or diminution in value of this Option or shares of Stock purchased under the Plan, and Optionee irrevocably releases the Company from any such claim.

         18. Restrictive Covenants. Optionee shall not, for a period of 12 months following the termination of his or her Employment by (or other business relationship with) the Company or any of its Subsidiaries:

               (a) directly or indirectly (i) solicit or assist any other individual or entity in soliciting any Customer or Prospective Customer for the purpose of performing or providing any financial or banking services that a national banking association, bank holding company, state bank, savings and loan association, or other regulated financial institution is permitted by law to conduct or furnish ("Banking Services") as of the date of Optionee's termination of Employment (or other business relationship); or (ii) interfere with or damage (or attempt to interfere with or damage) any relationship and/or agreement between the Company or any of its Subsidiaries and a Customer or Prospective Customer; or



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               (b) directly or indirectly solicit, or assist any other
individual or entity in soliciting any person then currently employed by (or in a business relationship with) the Company or its Subsidiaries, or any person employed by (or in a business relationship with) the Company, its Subsidiaries and/or their predecessors within six (6) months of the end of Optionee's Employment (or other business relationship) with the Company or its Subsidiaries, to terminate his, her, or its business relationship, employment, or other association with the Company or its Subsidiaries.

               (c) For purposes of this Agreement:

                   (i) "Customer" shall mean any person, firm, corporation or other organization for whom the Company, its Subsidiaries and/or their predecessors provided Banking Services within a 12-month period before or after the date on which Optionee's Employment (or other business relationship) with the Company or its Subsidiaries terminated.

                   (ii) "Prospective Customer" shall mean any person, firm, corporation or other organization with whom the Optionee has had any negotiations or discussions regarding the possible performance of Banking Services on behalf of the Company or its Subsidiaries within the 12 months preceding the termination of the Optionee's Employment with the Company.

                   (iii) "Solicit" shall mean to have any direct or indirect communications of any kind whatsoever, which invites, advises, encourages or requests that any person or entity take or refrain from taking any action in any manner.

                   (iv) The obligations set forth in this Section 18 shall survive the termination of Optionee's Employment (or other business relationship) and expiration of the term of this Agreement.

         19. Property Rights, Confidential Information and Trade Secrets of the Company.

               (a) Optionee understands that in the course of Optionee's employment with the Company or its Subsidiaries, Optionee will or may have access to and become informed of confidential, proprietary and/or trade secret information concerning the Company or its Subsidiaries that is not generally known to the public or the competitors of the Company or its Subsidiaries (collectively referred to as "Confidential Information") including but not limited to:

                   (i) Information regarding the Company's and/or its Subsidiaries' general business operations (including, without limitation, financial information, business plans, organizational structure, policies, strategic planning, sales, marketing strategies, distribution methods, data processing and other systems, personnel policies and compensation plans and arrangements);

                   (ii) Information prepared or compiled by the Company or its Subsidiaries regarding its Customers or Prospective Customers (including, without limitation, information contained in account analysis reports and credit memoranda, deposit and account activity information, lending terms and rates offered to specific Customers and/or Prospective Customers of the Company or its Subsidiaries, loan agreements, commitment letters, audit information, and information relating to Banking Services offered by the Company or its Subsidiaries to Customers);

                   (iii) Information, knowledge, formulas, or data of a technical nature (including, without limitation, methods, know-how, processes, discoveries, or research projects);

                   (iv) Information, knowledge or data relating to future developments (including, without limitation, research and development, future marketing or merchandising);

                   (v) Any and all Customers and Prospective Customers' names, addresses and other contact information (such as telephone numbers and e-mail addresses), Customer preferences and accounts, lists, suppliers lists and advertising lists of the Company or its Subsidiaries; and

                   (vi) Any and all employee lists, employee identities, directories and information (including but not limited to information regarding employees' salaries, commissions and other benefits, levels of knowledge, performance, experience and expertise, strengths and weaknesses, and special talents).

               (b) Optionee understands and agrees that such Confidential Information constitutes a valuable competitive asset of the Company and its Subsidiaries and that it is and shall remain the exclusive property of the Company and/or its Subsidiaries.

               (c) Optionee understands and agrees that, except in the course of Optionee's regular authorized duties on behalf of the Company or its Subsidiaries, Optionee will keep all Confidential Information in strict confidence during the term of Optionee's Employment with the Company or its Subsidiaries and thereafter, and Optionee will never directly or indirectly make known, divulge, reveal, furnish, make available, disclose, or use any Confidential Information, whether prepared by Optionee or otherwise coming into Optionee's possession, custody, or control.

               (d) The obligations set forth in this Section 19 will survive the termination of Optionee's Employment (or other business relationship) and any expiration of the term of this Agreement.

         20. Injunctive Relief. Optionee understands and agrees that the breach or threatened breach of the agreements contained in Sections 18 and 19, above, would give rise to irreparable injury to the Company and/or its Subsidiaries which injury would be inadequately compensable in money damages. Accordingly, the Company and/or its Subsidiaries may seek and obtain a restraining order and/or injunction prohibiting the breach or threatened breach of Sections 18 and 19 of this Agreement, in addition to and not in limitation of any other legal remedies which may be available. Optionee further understands and agrees that the covenants set forth in Sections 18 and 19 are necessary for the protection of the Company's and/or its Subsidiaries' legitimate business interests and are reasonable in scope and content.




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

         21. General Provisions.

               (a) Delivery Of Stock Certificates. Delivery of stock certificates to Optionee under this Agreement shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to Optionee, at Optionee's last known address on file with the Company.

               (b) Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.

               (c) Performance-Based Compensation. For purposes of Section 162(m)(4)(c) of the Code and Treasury Regulation Section 1.162-27(e)(2)(vi), the amount of compensation Optionee may receive under an Option is based solely on an increase in the value of the Common Stock after the date of the grant or award of an Option.

               (d) Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

               (e) Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

         22. Governing Law. This Agreement and the Option granted hereunder shall be interpreted and construed in accordance with the laws of the State of California and applicable federal law.

         23. Acceptance. Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Option Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

         24. Severability. In the event that any provision of this Agreement should be held void, voidable, or unenforceable, the remaining portions hereof shall remain in full force and effect notwithstanding the provision found to be void, voidable, or unenforceable, which shall be deemed to be excised from this Agreement.

         25. Counterparts. This Agreement may be executed in one or more counterparts, none of which need contain the signature of more than one party hereto, and each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

         IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.

         CVB FINANCIAL CORP.

         By
           ----------------------------
           Authorized Representative


         OPTIONEE


         ------------------------------
         Signature


         ------------------------------
         Printed Name


         ------------------------------
         Street Address


         ------------------------------
         City, State and Zip Code


         ------------------------------
         Social Security Number


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